Exhibit 99.1

SUBORDINATED NOTE DUE 2013

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS NOTE CANNOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS IT IS REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE COMPANY IS FURNISHED WITH AN ACCEPTABLE OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND EXCEPT IN COMPLIANCE WITH STATE SECURITIES LAWS.

Subordinated Note Due 2013

$50,000,000	[Insert Closing Date]

      SECTION 1.  General.

     (a)      Fidelity National Financial, Inc., a Delaware corporation (the “Company”), for value received, hereby promises to pay, subject to the further provisions hereof (including, without limitation, the subordination provisions set forth herein), to LandAmerica Financial Group, Inc., a Virginia corporation (the “Payee”), the aggregate principal amount of $50,000,000 on [insert fifth anniversary of Closing Date] (the “Maturity Date"), subject to reduction pursuant to Section 2.8(d) or Section 9.4(b) of the Stock Purchase Agreement dated as of November 25, 2008, as amended and restated as of December 12, 2008, among the Payee, Chicago Title Insurance Company and Fidelity National Title Insurance Company (the “SPA”).

     (b)      The Company further agrees to pay, subject to the subordination provisions set forth herein, interest on the unpaid principal amount hereof from time to time from the date hereof at a rate per annum equal to the Applicable Rate, payable on [insert anniversary of Closing Date] of each year commencing 200[9] and ending on the Maturity Date. Each date on which interest or principal on this Note is payable is herein referred to as a "Payment Date". Interest shall be calculated on the basis of the actual number of days elapsed over a year of 365 days. “Applicable Rate” shall mean [insert rate that equals 1% plus the yield to maturity as of the Closing Date on the U.S. Treasury security (based on the price of such Treasury security as determined in accordance with standard market practice) that would then be used in accordance with standard market practice to price an issuance of five-year debt by the Company].

     (c)      If any day that would otherwise be a Payment Date is not a Business Day, such Payment Date shall instead be the next succeeding Business Day. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

      SECTION 2.  Payments.

     All payments of principal and interest on this Note shall be made on the relevant Payment Date by wire transfer of immediately available funds to an account designated in writing by the holder of this Note or in such other manner or at such other place as may be mutually agreed by the Company and the holder of this Note. The Company shall be entitled to deduct and withhold from any payment to the holder of this Note any amounts that are required to be deducted and withheld with respect thereto under any provision of state, local or foreign Tax law. To the extent that the amounts are so withheld, they shall be treated as having been paid to the holder of this Note.

      SECTION 3.  Prepayments.

     The Company may, at its sole option, at any time prepay this Note, without penalty, in whole or in part, on one Business Day’s prior written notice to the holder hereof, at a prepayment price equal to the principal amount so to be prepaid, together with interest on the principal amount so prepaid to the date of such prepayment.

      SECTION 4.  Subordination.

     (a)      Agreement To Subordinate.  The Company agrees, and the holder of this Note by accepting this Note agrees, that the indebtedness and other obligations evidenced by this Note are subordinated in right of payment, to the extent and in the manner provided in this Section 4, to the prior payment in full of all Senior Debt and that the subordination is for the benefit of and enforceable by the holders of such Senior Debt (the “Senior Debtholders”).

     (b)      Liquidation, Dissolution, Bankruptcy.  Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

                 (i)      the Senior Debtholders shall be entitled to receive payment in full of the Senior Debt before the holder of this Note shall be entitled to receive any payment of principal of or interest on this Note; and

                 (ii)      until the Senior Debt of the Company is paid in full, any payment or distribution to which the holder of this Note would be entitled but for this Section 4 shall be made to the Senior Debtholders as their interests may appear, except that the holder of this Note may receive equity securities and any debt securities that are subordinated to the Senior Debt to at least the same extent as this Note.

     (c)      Default on Senior Debt.  The Company may not pay the principal of, premium (if any) or interest on this Note and may not repurchase, redeem or otherwise retire this Note (collectively, “pay the Note”) if (i) any Senior Debt is not paid when due or (ii) any other default on Senior Debt occurs and the maturity of such Senior Debt is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Debt has been paid in full; provided, however, that the Company may pay the Note without regard to the foregoing if the Company receives written notice approving such payment from the representative of such Senior Debt with respect to which either of the events set forth in clause (i) or (ii) has occurred and is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Designated Senior Debt pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Note for a period (a “Payment Blockage Period”) commencing upon the receipt by the Company of written notice (a “Blockage Notice”) (a copy of which notice the Company shall promptly forward to the holder of this Note) of such default from the representative of such Designated Senior Debt or from the holders of such Designated Senior Debt specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Company from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice is no longer continuing or (iii) because such Designated Senior Debt has been repaid in full). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this clause (c)), unless the holders of such Designated Senior Debt or the representative of such holders shall have accelerated the maturity of such Designated Senior Debt, the Company may resume payments on the Note after termination of such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Debt during such period.

     (d)      When Distribution Must Be Paid Over.  In the event that any payment by, or on behalf of, or distribution of the assets of, the Company of any kind or character, whether in cash, property or securities, and whether directly, by purchase, redemption or otherwise (but not including any payment or distribution that may be deemed to be made as the result of any reduction in the principal amount of this Note pursuant to Section 2.8(d) or Section 9.4(b) of the SPA), shall be received by or on behalf of the holder of this Note at a time when such payment is prohibited by the provisions of this Section 4, such payment or distribution shall be held by the holder of this Note in trust (segregated from other property of the holder of this Note) for the benefit of the Senior Debtholders, and shall forthwith be paid over directly to the Senior Debtholders or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Debt may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Debt or represented by each of such instruments, to the extent necessary to make payment in full of all Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) by the Company or any guarantor of the Senior Debt or any other Person to or for the Senior Debtholders.

     (e)      Proof of Claims.  If the Company is subject to any proceeding under any Bankruptcy Law and the holder of this Note has not filed any proof of claim permitted to be filed in such proceeding with respect to this Note, then any representative of any Senior Debt may file such proof of claim no earlier than 30 days preceding the last day permitted to file such claim.

     (f)      Subrogation: Relative Rights.  After all Senior Debt is paid in full and until the Notes are paid in full, the holder of this Note shall be subrogated to the rights of holders of Senior Debt to receive payments or distributions applicable to Senior Debt. No payments or distributions to the Senior Debtholders of any cash, property or securities to which the holder of this Note would be entitled except for the provisions of this Section 4 shall, as between the Company, its creditors, other than the Senior Debtholders, and the holder of this Note, be deemed to be a payment by the Company to or on account of the Senior Debt. The subordination provisions of this Note are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the Senior Debtholders, on the other hand. Nothing contained herein shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional, to pay to the holder of this Note the principal hereof and interest hereon as and when the same shall become due and payable in accordance with the terms hereof, or prevent the holder of this Note from exercising all rights, powers and remedies otherwise permitted by applicable law or pursuant to the terms hereof upon an Event of Default hereunder, all subject to the rights of the Senior Debtholders as set forth herein to receive cash, securities or other property otherwise payable or deliverable to the holder of this Note.

     (g)      Payment Over. The holder of this Note agrees that, in the event that all or any part of any payment made on account of the Senior Debt is recovered from the Senior Debtholders as a preference or similar payment under any bankruptcy, insolvency or similar law, any payment or distribution received by the holder of this Note on account of this Note at any time after the date of the payment so recovered, including payments received pursuant to a right of subrogation, shall be deemed to have been received by the holder of this Note in trust as the property of the Senior Debtholders, and the holder of this Note shall forthwith deliver the same to any representative on behalf of the Senior Debtholders for the equal and ratable benefit of the Senior Debtholders for application to payment of all Senior Debt in full.

     (h)      Changes in Senior Debt Not to Affect Subordination. No right of any holder of Senior Debt to enforce the subordination provisions of this Note shall be impaired by any extension, renewal, modification, waiver or amendment to the terms of such Senior Debt or by the exercise by any such holder of its rights under the terms of any such Senior Debt.

     (i)      No present or future Senior Debtholder shall be prejudiced in its right to enforce the subordination provisions contained herein in accordance with the terms hereof by any act or failure to act on the part of the Company or the holder of this Note. The subordination provisions contained herein are for the benefit of the Senior Debtholders from time to time and, so long as any Senior Debt is outstanding under any agreement, or any commitment to extend Senior Debt is in effect, may not be rescinded, canceled or modified in any way without the prior written consent thereto of all Senior Debtholders.

     (j)      The subordination and other provisions of this Section 4 shall be binding upon any holder of this Note and upon the successors and assigns of any holder of this Note; and all references herein to the holders of this Note shall be deemed to include any successor or successors or assigns, whether immediate or remote, to the holder of this Note.

     (k)      The failure to make a payment pursuant to this Note by reason of any provision in this Section 4 shall not in any way be construed as preventing the occurrence of an Event of Default. Nothing in this Section 4 shall have any effect on the right of the holder of this Note to accelerate the maturity of this Note.

      SECTION 5.  Events of Default.

      (a)      An “Event of Default” occurs if:

                       (i)      default shall be made in the payment of (A) the principal of this Note, when and as the same shall become due and payable, whether at the due date thereof or by acceleration thereof otherwise, or (B) interest on this Note when the same becomes due and payable, and in the case of interest such default continues for a period of 10 days, and in each case whether or not such payment is prohibited by Section 4; or

                       (ii)      (A) the Company shall commence any case, proceeding or other action (x) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors (“Bankruptcy Laws”), seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (y) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company shall make a general assignment for the benefit of its creditors; or (B) there shall be commenced against the Company any case, proceeding or other action of a nature referred to in clause (A) above that (x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged or unbonded for a period of 60 days.

     (b)      If an Event of Default (other than an Event of Default specified in clause (a)(ii) above) occurs, then the holder of this Note may, by written notice to the Company, declare this Note to be forthwith due and payable, both as to principal and interest, whereupon this Note shall, subject to the provisions of Section 4 hereof, become forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company. If any Event of Default specified in clause (a)(ii) above occurs, the principal of and accrued interest on this Note shall automatically forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company. If payment of this Note is accelerated because of an Event of Default, the Company shall promptly notify holders of Designated Senior Debt (if any) of the acceleration. If any Designated Senior Debt is outstanding, the Company may not pay this Note until five days after such notice is received and, thereafter, may pay this Note only if Section 4 otherwise permits the payment at that time.

     (c)      If any Event of Default occurs and is continuing, the holder of this Note may pursue any available remedy to collect the payment of principal of or interest on this Note or to enforce the performance of any provision of this Note. If an Event of Default occurs and is continuing, the holder of this Note may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding. No course of dealing and no delay on the part of the holder of this Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon the holder hereof shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

      SECTION 6.  Mergers, etc.

     The Company shall not consolidate with or merge into another entity or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless the continuing entity formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer or which leases the properties and assets of the Issuer substantially as an entirety shall expressly assume, by a supplemental agreement executed and delivered to the holder of this Note, the due and punctual payment of the principal of and interest on this Note according to its terms, and the due and punctual performance of all covenants and conditions hereof on the part of the Company to be performed or observed; and immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing. Thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations under this Note.

      SECTION 7.  Defined Terms.

     “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are not generally open for business in New York City.

     “Credit Agreement” mean the Credit Agreement dated as of September 12, 2006, among the Company, Banc of America Securities LLC, as Lead Arranger, and the several lenders from time to time party thereto, together with the related documents thereto (including the loans thereunder, any guarantees and security documents), as amended, extended, renewed, restated, supplemented or otherwise modified (in whole or in part, including as to amount, terms, conditions, covenants and other provisions) from time to time, and any agreement (and related document) governing Senior Debt incurred to refund or refinance, in whole or in part, the borrowings and commitments then outstanding or permitted to be outstanding under such Credit Agreement or a successor Credit Agreement, whether by the same or any other lender or group of lenders.

     “Designated Senior Debt” means (i) the Credit Agreement and (ii) any other Senior Debt issued at one time or under a common agreement and in an aggregate outstanding principal amount of at least $25 million.

     “Indebtedness” of any Person means, without duplication, whether now existing or hereafter created, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all guarantees by such Person of Indebtedness of others, (h) all capital lease obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances.

     “Person” shall mean any individual, limited liability company, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-

stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

     “Senior Debt” means the principal of, premium (if any) and accrued and unpaid interest on (including interest accruing at rates set forth in the instrument governing such indebtedness on or after the filing of any petition in bankruptcy or for reorganization of the Company regardless of whether or not a claim for post-filing interest is allowed in such proceedings), and fees and other amounts owing in respect of, indebtedness of the Company, or guarantees by the Company of indebtedness of other Persons, for money borrowed, in each case whether outstanding on the date hereof or thereafter incurred, unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such obligations are subordinated or pari passu in right of payment to this Note; provided, however that “Senior Debt” of the Company shall not include (i) trade debt of the Company, which shall rank pari passu with this Note or (ii) any liability for Federal, state, local or other Taxes owed or owing by the Company.

     “Taxes” means any and all taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any governmental authority.

      SECTION 8.  Governing Law.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

      SECTION 9.  Notices.

     All notices, requests, claims, demands and other communications under this Note shall be in writing and shall be delivered personally, by facsimile (which is confirmed as provided below) or by overnight courier (providing proof of delivery). Notice given by personal delivery or overnight courier shall be effective upon actual receipt. Notice given by facsimile shall be confirmed by appropriate answer back and shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day if not received during the recipient’s normal business hours. All notices by facsimile shall be confirmed promptly after transmission in writing by personal delivery or overnight courier.

If to the Company:

Fidelity National Financial, Inc.
601 Riverside Avenue
Jacksonville, FL 32204
Attention: Chief Legal Officer
Fax: (904) 357-1029

If to the holder of this Note:

LandAmerica Financial Group, Inc.
5600 Cox Road
Glen Allen, VA 23060
Fax: (804) 267-8827
Attention: Executive Vice President, Chief Legal Officer

     The Company or the holder of this Note may from time to time change its address for communications under this Section 9 by giving notice of such changed address to the other in the manner set forth above.

     IN WITNESS WHEREOF, the Company has duly executed and delivered this Note as of the date first written above.

FIDELITY NATIONAL FINANCIAL, INC.

By:	_____________________________________
Name:
Title: